SIXTH AMENDMENT TO SECOND AMENDED
                     AND RESTATED REVOLVING CREDIT AGREEMENT


         THIS SIXTH AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT FACILITY dated as of March 30, 2000 (the "Sixth Amendment") is by and between

         STANLEY FURNITURE COMPANY, INC., a Delaware corporation
         (the "Borrower"); and

         NATIONAL  BANK OF CANADA,  a Canadian  chartered  bank (the "Lender" or
          "NBC").

RECITALS

         A. National Canada Finance Corp., a Delaware corporation ("NCFC"), and the Lender made a certain credit facility available to the Borrower pursuant to the terms and conditions contained in that certain Second Amended and Restated Revolving Credit Agreement dated as of February 15, 1994 among the Borrower, NCFC and the Lender, as amended by a First Amendment to Second Amended and Restated Credit Agreement dated as of August 21, 1995, a Second Amendment to Second Amended and Restated Credit Agreement dated as of October 14, 1996, a Third Amendment to Second Amended and Restated Credit Agreement dated as of June 24, 1997, a Fourth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of February 24, 1998 and a Fifth Amendment to Second Amended and Restated Revolving Credit Agreement dated as of March 10, 1999 (as amended, the "Loan Agreement").

         B. The Borrower has requested that the Lender make certain changes to the Loan Agreement.

         C. The Lender has agreed to make these changes to the Loan Agreement as set forth herein.

         NOW, THEREFORE, the Borrower and the Lender hereby agree as follows:

         A. The second sentence in Section 2.01(a) of the Loan Agreement is deleted in its entirety and replaced with the following:

                  "The Borrower may borrow, repay and reborrow hereunder on or after the Closing Date (subject to the terms of Section 2.01(d) hereof, and until August 21, 2002 (the "Initial Period") and for successive one-year periods thereafter on each August 21 until terminated as hereafter provided (each, an "Extension Period"); provided, that if the Lender, upon an Event of Default, or the Borrower gives notice of termination to the other (in accordance with the terms of Section 10.01 hereof) not less than 120 days prior to the date such termination is to occur, then the Commitment will terminate and all Revolving Credit Loans and any other amounts owing with respect thereto will become immediately due and payable in full; provided, however, the obligations of the Lender to make each Revolving Credit Loan is subject to the terms, provisions and limitations set forth herein, and, provided further, upon termination of the Commitment all rights and remedies of the Lender hereunder and under the other Loan Documents shall survive such termination until all amounts owing to the Lender under the Note, this Loan Agreement and the other Loan Documents have been paid in full."

         B. The Borrower represents and warrants that, as of the date hereof, it is not in default of the terms of the Loan Agreement, as amended hereby, or any of the other documents executed between the Borrower and the Lender in connection therewith.

         C. This Sixth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.

         D. This Sixth Amendment and the Loan Agreement, as amended hereby, shall be deemed to be contracts made under, and for all purposes shall be construed in accordance with the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have executed or caused this instrument to be executed under seal as of the day and year first above written.

                                            STANLEY FURNITURE COMPANY, INC.
ATTEST

By                                          By


Title                                       Title


         (CORPORATE SEAL)



                                            NATIONAL BANK OF CANADA

                                            By

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                                            By

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